Post-Issue Rate Sheet Prospectus Supplement Dated May 1, 2023
To The Prospectus Dated May 1, 2023 For

PERSPECTIVE II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY
(Contracts offered for sale on and after June 24, 2019)

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This Post-Issue Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

The purpose of this Post-Issue Rate Sheet Prospectus Supplement (“Supplement”) is to provide the current post-issue annual add-on benefit charges (“referred to as the “charges”), Guaranteed Annual Withdrawal Amount (“GAWA”) percentages, and Deferral Credit percentages (collectively referred to as the “rates”) for the LifeGuard Freedom Accelerator (Single) and (Joint) add-on benefits when elected on a Contract Anniversary. This Supplement replaces and supersedes any previously issued Post-Issue Rate Sheet Prospectus Supplement and must be used in conjunction with an effective prospectus. For complete information about the add-on benefits referenced in this Post-Issue Rate Sheet Prospectus Supplement, please see the applicable subsections under the “CONTRACT CHARGES” and “ACCESS TO YOUR MONEY” sections in the prospectus. Please note: current charges and rates applicable to elections of add-on benefits at the time of application and issue of your Contract are disclosed on a separate Rate Sheet Prospectus Supplement.

The charges and rates below apply for benefit election forms signed on or after May 1, 2023.

It is important that you have the most current Post-Issue Rate Sheet Prospectus Supplement as of the date you sign your benefit election form. This Supplement has no specified end date and can be superseded at any time. If we supersede this Supplement with a new Post-Issue Rate Sheet Prospectus Supplement, the new Post-Issue Rate Sheet Prospectus Supplement will be filed a minimum of 10 business days prior to its effective date.

The post-issue election annual charges for the LifeGuard Freedom Accelerator (Single) and (Joint) add-on benefits are:

Add-on Benefit Name	Current Annual Charge
LifeGuard Freedom Accelerator (Single)	1.17%
LifeGuard Freedom Accelerator (Joint)	1.26%

The current starting GAWA percentages and Deferral Credit percentages applicable for post-issue elections of the LifeGuard Freedom Accelerator (Single) and (Joint) add-on benefits are:

Add-on Benefit Name	Age on the Effective Date	Starting GAWA Percentage	Deferral Credit Percentage
LifeGuard Freedom Accelerator (Single)	45-49	3.25%	0.10%
	50-54	3.50%	0.15%
	55-59	3.75%	0.20%
	60-64	4.00%	0.20%
	65-69	4.75%	0.25%
	70-74	4.75%	0.30%
	75-80	5.50%	0.40%

Add-on Benefit Name	Age on the Effective Date	Starting GAWA Percentage	Deferral Credit Percentage
LifeGuard Freedom Accelerator (Joint)	45-49	2.75%	0.10%
	50-54	3.00%	0.15%
	55-59	3.25%	0.20%
	60-64	3.50%	0.20%
	65-69	4.25%	0.25%
	70-74	4.25%	0.30%
	75-80	5.00%	0.40%

In order for you to receive the charges and rates disclosed in this Supplement, your benefit election form must be signed on or after the date referenced above. We must receive your benefit election form in Good Order within 14 calendar days from the date you sign your benefit election form. Once the add-on benefit has been added to your Contract, the rates disclosed in this Supplement will not change as long as you own the add-on benefit, however the charges will be subject to any charge increase provisions outlined in your Contract.

Subject to the timing requirements stated above, if the charges or rates that we are currently offering on the day your add-on benefit endorsement is added to your Contract are more beneficial to you than the charges or rates we were offering on the date you signed your benefit election form, you will receive the more beneficial set of charges or rates. For example, if the current annual charges we are currently offering for post-issue elections on the day your add-on benefit endorsement is added to your Contract are higher than the charges we were offering on the date you signed your benefit election form, your add-on benefit endorsement will be added to your Contract with the charges that were in effect on the day you signed your benefit election form, subject to meeting the timing requirements stated above. Conversely, if the current annual charges we are currently offering on the day your add-on benefit endorsement is added to your Contract are lower than the charges we were offering on the date you signed your benefit election form, you will receive the lower set of charges, subject to meeting the timing requirements above.

If the necessary paperwork is not received within the timelines referenced above, you will receive the applicable charges and rates in effect as of the effective date of your add-on benefit.

If your benefit election form was signed prior to the benefit election form date shown above, please refer to your Contract for the charges and rates applicable to your add-on benefits, or contact our Jackson of NY Customer Care Center.

All Rate Sheet Prospectus Supplements are available by contacting our Jackson of NY Customer Care Center at 1-800-599-5651, and are also available at www.jackson.com/product-literature-4.html. Please note: current charges and rates applicable to elections of add-on benefits at the time of application and issue of your Contract are disclosed on a separate Rate Sheet Prospectus Supplement also found by following the link listed above.
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To be used with JMV21451NY 05/23

VPS00025 05/23